EXHIBIT 99.1

   Accrued Interest Date:                              Collection Period Ending:
   26-Nov-04                                                          30-Nov-04

   Distribution Date:      BMW Vehicle Owner Trust 2004-A              Period #
   27-Dec-04               ------------------------------                     7

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   Balances
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                                                               Initial              Period End
     Receivables                                          $1,500,120,934         $1,145,807,762
     Reserve Account                                          $9,683,915            $18,312,716
     Yield Supplement Overcollateralization                  $10,287,158             $7,760,764
     Class A-1 Notes                                        $313,000,000                     $0
     Class A-2 Notes                                        $417,000,000           $378,213,221
     Class A-3 Notes                                        $470,000,000           $470,000,000
     Class A-4 Notes                                        $256,312,000           $256,312,000
     Class B Notes                                           $33,521,000            $33,521,000

   Current Collection Period
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     Beginning Receivables Outstanding                    $1,194,847,669
     Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
          Receipts of Scheduled Principal                    $27,566,842
          Receipts of Pre-Paid Principal                     $20,420,719
          Liquidation Proceeds                                  $588,411
          Principal Balance Allocable to Gross Charge-off       $463,935
       Total Receipts of Principal                           $49,039,907

       Interest Distribution Amount
          Receipts of Interest                                $4,464,411
          Servicer Advances                                           $0
          Reimbursement of Previous Servicer Advances           ($82,430)
          Accrued Interest on Purchased Receivables                   $0
          Recoveries                                             $26,938
          Net Investment Earnings                                $19,641
       Total Receipts of Interest                             $4,428,560

       Release from Reserve Account                                   $0

     Total Distribution Amount                               $53,004,532

     Ending Receivables Outstanding                       $1,145,807,762

   Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance    $470,701
     Current Period Servicer Advance                                  $0
     Current Reimbursement of Previous Servicer Advance         ($82,430)
     Ending Period Unreimbursed Previous Servicer Advance       $388,270

   Collection Account
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     Deposits to Collection Account                          $53,004,532
     Withdrawals from Collection Account
       Servicing Fees                                           $995,706
       Class A Noteholder Interest Distribution               $2,418,252
       First Priority Principal Distribution                          $0
       Class B Noteholder Interest Distribution                  $98,328
       Regular Principal Distribution                        $48,699,424
       Reserve Account Deposit                                  $792,822
       Unpaid Trustee Fees                                            $0
       Excess Funds Released to Depositor                             $0
     Total Distributions from Collection Account             $53,004,532

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   Excess Funds Released to the Depositor
   -----------------------------------------------------------------------------------------------
       Release from Reserve Account                                   $0
       Release from Collection Account                                $0
     Total Excess Funds Released to the Depositor                     $0

   Note Distribution Account
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     Amount Deposited from the Collection Account            $51,216,004
     Amount Deposited from the Reserve Account                        $0
     Amount Paid to Noteholders                              $51,216,004

   Distributions
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     Monthly Principal Distributable Amount               Current Payment   Ending Balance  Per $1,000   Factor
     Class A-1 Notes                                          $9,912,645              $0    $31.67       0.00%
     Class A-2 Notes                                         $38,786,779    $378,213,221    $93.01       90.70%
     Class A-3 Notes                                                  $0    $470,000,000     $0.00      100.00%
     Class A-4 Notes                                                  $0    $256,312,000     $0.00      100.00%
     Class B Notes                                                    $0     $33,521,000     $0.00      100.00%

     Interest Distributable Amount                        Current Payment      Per $1,000
     Class A-1 Notes                                             $10,072           $0.03
     Class A-2 Notes                                            $653,300           $1.57
     Class A-3 Notes                                          $1,045,750           $2.23
     Class A-4 Notes                                            $709,130           $2.77
     Class B Notes                                               $98,328           $2.93



   Carryover Shortfalls
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                                                                   Prior
                                                              Period Carryover   Current Payment   Per $1,000
     Class A-1 Interest Carryover Shortfall                           $0             $0               $0
     Class A-2 Interest Carryover Shortfall                           $0             $0               $0
     Class A-3 Interest Carryover Shortfall                           $0             $0               $0
     Class A-4 Interest Carryover Shortfall                           $0             $0               $0
     Class B Interest Carryover Shortfall                             $0             $0               $0


   Receivables Data
   -----------------------------------------------------------------------------------------------

                                                           Beginning Period  Ending Period
     Number of Contracts                                          58,186       57,016
     Weighted Average Remaining Term                               44.72        43.79
     Weighted Average Annual Percentage Rate                       4.72%        4.71%

     Delinquencies Aging Profile End of Period             Dollar Amount    Percentage
       Current                                            $1,042,516,790       90.99%
       1-29 days                                             $89,926,726        7.85%
       30-59 days                                            $10,803,422        0.94%
       60-89 days                                             $1,536,389        0.13%
       90-119 days                                              $566,921        0.05%
       120-149 days                                             $457,514        0.04%
       Total                                              $1,145,807,762      100.00%
       Delinquent Receivables +30 days past due              $13,364,246        1.17%


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     Write-offs
       Gross Principal Write-Offs for Current Period            $463,935
       Recoveries for Current Period                             $26,938
       Net Write-Offs for Current Period                        $436,997

       Cumulative Realized Losses                             $1,102,220


     Repossessions                                           Dollar Amount        Units
       Beginning Period Repossessed Receivables Balance       $1,764,274           67
       Ending Period Repossessed Receivables Balance          $1,713,127           67
       Principal Balance of 90+ Day Repossessed Vehicles         $78,376            4



   Yield Supplement Overcollateralization
   -----------------------------------------------------------------------------------------------

     Beginning Period Required Amount                         $8,101,247
     Beginning Period Amount                                  $8,101,247
     Ending Period Required Amount                            $7,760,764
     Current Period Release                                     $340,483
     Ending Period Amount                                     $7,760,764
     Next Distribution Date Required Amount                   $7,427,198

   Reserve Account
   -----------------------------------------------------------------------------------------------

     Beginning Period Required Amount                        $20,768,049
     Beginning Period Amount                                 $17,519,894
     Net Investment Earnings                                     $19,641
     Current Period Deposit                                     $792,822
     Current Period Release to Collection Account                     $0
     Current Period Release to Depositor                              $0
     Ending Period Required Amount                           $19,915,809
     Ending Period Amount                                    $18,312,716

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